EXHIBIT 99.1

CleanSpark Reports Second Fiscal Quarter 2026 Results

Doubled MW under contract year-over-year including

585 MW of ERCOT-approved capacity

Increased Bitcoin holdings by 14% and average

monthly hashrate by 18% year-over-year

LAS VEGAS, May 11, 2026 -- CleanSpark, Inc. (Nasdaq: CLSK) ("CleanSpark" or the "Company"), today reported financial results for the quarter ended March 31, 2026.

"This quarter, we accelerated our digital infrastructure evolution across four key areas: land and power development, with ERCOT approval of 300 MW in Brazoria; leasing, with further progress in Georgia and beyond; financing, as market conditions remain constructive; and construction as we continue developing the new parcel in Sandersville," said Matt Schultz, CEO and Chairman of CleanSpark. "Our objectives are clear: commercialize our AI/HPC-applicable assets, grow the portfolio, and continue mining efficiently to power CleanSpark's transformation."

"Our balance sheet remains a core competitive advantage as we execute CleanSpark's growth strategy,” said Gary Vecchiarelli, President and CFO. “We ended the quarter in a strong liquidity position that not only supports our near-term execution pipeline but also preserves meaningful optionality as the AI/HPC and digital infrastructure landscape continues to evolve. Our ability to move quickly and decisively on power and land expansion opportunities, as well as potential site commercialization initiatives, is a direct result of the financial discipline we have maintained. We believe we are well positioned to allocate capital dynamically, capitalize on emerging infrastructure opportunities, and continue creating long-term shareholder value."

Financial Highlights: Second Quarter Fiscal Year 2026

Financial Results for the Three Months Ended March 31, 2026

•
Quarterly revenues were $136.4 million, a decrease of $45.3 million, or 24.9%, from $181.7 million for the same prior fiscal quarter.
•
Net loss for the three months ended March 31, 2026, was ($378.3 million) or ($1.52) per basic share, compared to a net loss of ($138.8 million) or ($0.49) per basic share, for the same prior year period.
•
Adjusted EBITDA(1) decreased to ($241.2 million) from ($57.8 million) from the same period a year ago.

Balance Sheet Highlights as of March 31, 2026

Assets

•
Cash: $260.3 million
•
Bitcoin: $925.2 million(2)
•
Total Current Assets: $1.1 billion
•
Total Mining Assets (including prepaid deposits and deployed miners): $807.9 million
•
Total Assets: $2.9 billion

Liabilities and Stockholders' Equity

•
Current Liabilities: $133.1 million
•
Total Long-Term Debt, Net of Debt Discount and Issuance Costs: $1.8 billion
•
Total Liabilities: $1.9 billion

•
Total Stockholders' Equity: $1.0 billion

The Company had working capital of $1.0 billion as of March 31, 2026.

1 See “Non-GAAP Measure” and the related reconciliation below.

2 As of March 31, 2026, the Company’s total HODL value was $925.2 million, consisting of current bitcoin, non-current bitcoin, and bitcoin held by counterparties related to collateral arrangements.

Investor Conference Call and Webcast

The Company will hold its fiscal Q2 2026 earnings presentation and business update for investors and analysts today, May 11, 2026, at 4:30 p.m. ET / 1:30 p.m. PT.

Webcast URL: https://clsk.news/q2fy26call

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

Upcoming Investor Events

CleanSpark is scheduled to participate in the B. Riley Annual Investor Conference on May 21, 2026, the Macquarie AI Infrastructure Conference on June 10, 2026, and the Northland Growth Conference on June 23, 2026. If applicable, live presentation webcasts, replay information, and presentations will be available on the Company’s investor relations website.

About CleanSpark

CleanSpark (Nasdaq: CLSK), is a market-leading data center developer with a proven track record of success. We control a portfolio of more than 1.8 GW of power, land, and data centers across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence, and capital stewardship, we optimize our infrastructure to deliver superior returns to our shareholders. Monetizing low-cost, high reliability energy by producing a global emerging critical resource – compute – positions us to prosper in an ever-changing world.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this press release, forward-looking statements include, but may not be limited to, statements regarding the Company's evolving business strategy to expand into the market for high-performance computing ("HPC") and artificial intelligence ("AI") and other expectations, beliefs, plans, intentions, and strategies, including the benefits of the Company's treasury management activities. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "forecasts," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions.

The forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to: the risk that the electrical power available to the Company's facilities does not increase as expected; the success of the Company's bitcoin mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which the Company operates, including the volatility of BTC prices; increasing difficulty rates for bitcoin mining; bitcoin halving; our ability to execute on our business strategy, including our ability to diversify and expand into the market for HPC and AI solutions and data centers; our limited experience with respect to new markets we are entering, including the market for HPC and AI services; our ability to compete with our new HPC and AI services competitors; new or additional governmental regulation; the impacts of evolving global and U.S. trade policies and tariff regimes, including that there is uncertainty as to whether the Company will face materially increased tariff liability in respect of miners purchased since 2024 and in the future; the Company's ability to successfully complete acquisitions, including integration risks relating to completed and potential acquisitions and the ability to successfully deploy new miners; dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized, including in respect of the new markets that the Company seeks to enter; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in those filings.

Forward-looking statements contained herein are made only as to the date of this press release, and we assume no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Non-GAAP Measure

The Company presents Adjusted EBITDA, which is not a measurement of financial performance under GAAP. Our non-GAAP “Adjusted EBITDA” excludes (i) impacts of interest, taxes, and depreciation; (ii) our share-based compensation expense, unrealized gains/losses on securities, and changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets; (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of our ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to our future business activities; and (viii) severance expenses.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company’s core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management’s internal use of non-GAAP Adjusted EBITDA, management believes that Adjusted EBITDA is also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate our bitcoin-related revenues). For example, we expect that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors.

The Company’s Adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. The Company’s Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents Adjusted EBITDA, we only utilize that measure supplementally and do not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, Adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in our Condensed Consolidated Financial Statements, which have been prepared in accordance with GAAP.

CLEANSPARK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value and share amounts)

	March 31, 2026	September 30, 2025
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$260,287	$42,966
Restricted cash	3,213	3,490
Prepaid expense and other current assets	47,651	11,875
Bitcoin - current	674,447	966,829
Receivable from bitcoin collateral	111,940	294,648
Derivative investments	1,499	233
Total current assets	$1,099,037	$1,320,041

Bitcoin - noncurrent	$138,774	$222,614
Property and equipment, net	1,333,617	1,363,681
Operating lease right of use assets	5,324	4,254
Intangible assets, net	4,291	5,849
Deposits on miners and mining equipment	137,416	112,037
Other long-term assets	63,384	23,497
Goodwill	131,658	131,658
Total assets	$2,913,501	$3,183,631

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$18,058	$15,159
Accrued liabilities	101,531	117,544
Other current liabilities	10,994	6,096
Current portion of debt	2,485	176,570
Dividends payable	—	396
Total current liabilities	$133,068	$315,765
Long-term liabilities
Long-term debt, net of current portion, debt discount and debt issuance costs	1,788,196	644,586
Deferred income taxes	3,566	44,872
Other long-term liabilities	2,511	3,281
Total liabilities	$1,927,341	$1,008,504

CLEANSPARK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (continued)

(in thousands, except par value and share amounts)

	March 31, 2026	September 30, 2025
	(Unaudited)
Stockholders’ equity
Preferred stock; $0.001 par value; 10,000,000 shares authorized:
Series A shares; 2,000,000 authorized; 1,750,000 issued and outstanding (liquidation preference $0.02 per share)	2	2
Common stock; $0.001 par value; 600,000,000 shares authorized; 298,964,590 and 296,087,533 shares issued; 256,599,199 and 284,327,598 shares outstanding, respectively	299	296
Additional paid-in capital	2,506,997	2,445,723
Accumulated deficit	(912,948)	(125,894)
Treasury stock at cost; 42,365,391 and 11,759,935 shares held, respectively	(608,190)	(145,000)
Total stockholders’ equity	986,160	2,175,127

Total liabilities and stockholders’ equity	$2,913,501	$3,183,631

CLEANSPARK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended March 31,		For the six months ended March 31,
	2026	2025	2026	2025
Revenues, net
Bitcoin mining revenue, net	$136,408	$181,712	$317,588	$344,018

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization)	81,691	85,424	177,312	155,714
Professional fees	9,652	2,983	15,058	6,868
Payroll expenses	24,922	15,255	48,707	36,124
General and administrative expenses	16,105	11,736	31,547	21,790
Loss (gain) on disposal of assets	3,990	(2,230)	3,767	(3,021)
Loss (gain) on fair value of bitcoin, net	224,107	127,667	470,939	(90,539)
Depreciation and amortization	115,881	78,901	222,192	145,130
Indirect tax contingency expenses	1,731	—	4,893	—
Impairment expense - fixed assets	—	—	1,398	—
Impairment expense - other	4,008	—	4,008	—
Total costs and expenses	$482,087	$319,736	$979,821	$272,066

(Loss) income from operations	(345,679)	(138,024)	(662,233)	71,952

Other (expense) income
(Loss) gain on bitcoin collateral	(38,838)	—	(142,458)	42,493
(Loss) gain on derivative securities, net	(4,840)	(4,741)	6,955	(1,119)
Interest income	3,072	2,014	5,257	3,490
Interest expense	(2,054)	(1,267)	(5,750)	(2,826)
Other income (expense)	105	183	(131)	183
Total other (expense) income	$(42,555)	$(3,811)	$(136,127)	$42,221

(Loss) income before income tax (benefit) expense	(388,234)	(141,835)	(798,360)	114,173
Income tax (benefit) expense	(9,891)	(3,043)	(41,306)	6,174
(Loss) income from operations	$(378,343)	$(138,792)	$(757,054)	$107,999

Net (loss) income	$(378,343)	$(138,792)	$(757,054)	$107,999

Preferred stock dividends, including deemed dividend	30,000	—	30,000	5,141

Net (loss) income attributable to common shareholders	$(408,343)	$(138,792)	$(787,054)	$102,858

Other comprehensive income, net of tax	—	2,946	—	2,978

Total comprehensive (loss) income attributable to common shareholders	$(408,343)	$(135,846)	$(787,054)	$105,836

CLEANSPARK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME (continued)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended March 31,		For the six months ended March 31,
	2026	2025	2026	2025
(Loss) income from continuing operations per common share - basic	$(1.52)	$(0.49)	$(2.86)	$0.36

Weighted average common shares outstanding - basic	267,827,913	280,853,882	274,726,414	282,722,198

(Loss) income from continuing operations per common share - diluted	$(1.52)	$(0.49)	$(2.86)	$0.34

Weighted average common shares outstanding - diluted	267,827,913	280,853,882	274,726,414	308,336,536

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(Unaudited, in thousands)

($ in thousands)	For the three months ended March 31,		For the six months ended March 31,
Reconciliation of non-GAAP Adjusted EBITDA	2026	2025	2026	2025
Net (loss) income	$(378,343)	$(138,792)	$(757,054)	$107,999
Depreciation and amortization	115,881	78,901	222,192	145,130
Share-based compensation expense	12,055	3,101	24,186	6,122
(Loss) gain on derivative securities, net	4,840	4,741	(6,955)	1,119
Interest income	(3,072)	(2,014)	(5,257)	(3,490)
Interest expense	2,054	1,267	5,750	2,826
Other income	(105)	(183)	131	(183)
Loss (gain) on disposal of assets	3,990	(2,230)	3,767	(3,021)
Fees related to financing & business development transactions	5,068	258	5,270	631
Litigation & settlement related expenses	715	193	2,460	541
Severance and other	(132)	12	(100)	12
Income tax (benefit) expense	(9,891)	(3,043)	(41,306)	6,174
Indirect tax contingency expenses	1,731	—	4,893	—
Impairment expense - other	4,008	—	4,008	—
Impairment expense - fixed assets	—	—	1,398	—
Non-GAAP Adjusted EBITDA*	$(241,201)	$(57,789)	$(536,617)	$263,860

* We have not excluded our Loss (gain) on fair value of bitcoin, net or our (Loss) gain on bitcoin collateral which we record in our Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income as provided in ASC 350-60 and discussed in the Form 10-K. Loss (gain) on fair value of bitcoin, net totaled a loss of $224,107 and $127,667 in the three months ended March 31, 2026 and 2025, respectively, and a loss of $470,939 and a gain of $90,539 in the six months ended March 31, 2026 and 2025, respectively. (Loss) gain on bitcoin collateral totaled a loss of $38,838 and $0 in the three months ended March 31, 2026 and 2025, respectively, and a loss of $142,458 and a gain of $42,493 in the six months ended March 31, 2026 and 2025, respectively.

Investor Relations Contact
Harry Sudock
702-989-7693
ir@cleanspark.com

Media Contact
Eleni Stylianou
702-989-7694
pr@cleanspark.com